UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                   May 2, 2003
                Date of Report (Date of earliest event reported)

                        ASSOCIATED MATERIALS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                                               75-1872487
         Delaware                   000-24956                 (IRS Employer
 (State of Incorporation)    (Commission File Number)      Identification No.)

                                 3773 State Road
                           Cuyahoga Falls, Ohio 44223
                     (Address of Principal Executive Office)

                                 (330) 929-1811
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibit:

Exhibit
Number           Description
--------         -----------

99.1             Press Release dated May 2, 2003, issued by Associated Materials
                 Incorporated.


ITEM 9. Regulation FD Disclosure.

     On May 2, 2003, Associated Materials Incorporated (the "Company") issued a press release announcing its financial results for the first quarter ended March 29, 2003. The full text of the press release is attached as Exhibit 99.1 hereto. This information, furnished under "Item 9. Regulation FD Disclosure," is intended to be provided under "Item 12. Result of Operations and Financial Condition," in accordance with SEC Release No. 33-8126. The information in this Form 8-K and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

     The press release discloses certain financial measures, such as EBITDA, which may be considered to be non-GAAP financial measures in certain circumstances. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles ("GAAP").

     EBITDA is calculated as net loss plus interest, taxes, depreciation and amortization. The Company considers EBITDA to be an important indicator of its operational strength and performance of its business. The Company has included EBITDA because it believes it is used by certain investors as one measure of a company's ability to service its debt. EBITDA should be considered in addition to, not as a substitute for the Company's net income or loss or to cash flows as well as other measures of financial performance in accordance with accounting principles generally accepted in the United States. EBITDA, as it is defined in the Company's credit facility and indenture governing the 9 3/4% notes, excludes non-recurring items. The credit facility and indenture governing the 9 3/4% notes have certain financial covenants that use ratios utilizing the Company's EBITDA. EBITDA has not been prepared in accordance with accounting principles generally accepted in the United States. Therefore, EBITDA as presented by the Company, may not be comparable to similarly titled measures reported by other companies. In accordance with Regulation G, a reconciliation of EBITDA to net loss is included in the press release.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSOCIATED MATERIALS INCORPORATED


DATE:  May 2, 2003                      By:  /s/ D. Keith LaVanway
                                            ------------------------------------
                                            D. Keith LaVanway
                                            Vice President-Chief Financial
                                            Officer, Treasurer and Secretary